Exhibit 99.1

FOR IMMEDIATE RELEASE

TechTarget Reports Second Quarter 2012 Financial Results

Announces $20 Million Stock Repurchase Plan

Newton, MA — August 7, 2012 — Technology media company TechTarget, Inc. (NASDAQ: TTGT) today announced financial results for the three months ended June 30, 2012. Additionally, the Company announced that its Board of Directors has authorized the repurchase of up to $20 million of the Company’s common stock from time to time on the open market or in privately negotiated transactions.

“ Despite the weak macro-economic environment, we are strengthening our leading competitive position, our direct international roll-out is on plan, customers are reporting good ROI from their initial implementations of our Activity Intelligence™ platform and we have a robust slate of new products in development,” said Greg Strakosch, TechTarget Chairman and CEO. “At current levels, we believe the Company’s stock is attractively valued and believe the repurchase of the Company’s shares represents an excellent long-term investment and that this action demonstrates our commitment to enhancing shareholder value.”

The timing and amount of any shares repurchased will be determined by the Company’s management based on its evaluation of market conditions and other factors. Repurchases may also be made under a Rule 10b5-1 plan, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so under insider trading laws. The repurchase program may be suspended or discontinued at any time. Any repurchased shares will be available for use in connection with its stock plans and for other corporate purposes. The repurchase program will be funded using the Company’s working capital.

With respect to results for the quarter, total Q2 2012 revenues decreased 6% to $26.4 million compared to Q2 2011. Q2 2012 online revenue decreased by 5% to $23.0 million compared to Q2 2011. Online revenues represented 87% of total Q2 2012 revenues. Q2 2012 events revenue decreased by 16% to $3.3 million compared to Q2 2011 and represented 13% of total Q2 2012 revenues.

Adjusted EBITDA (earnings before interest, other income and expense, income taxes, depreciation, amortization, and restructuring charges, as further adjusted to eliminate stock-based compensation) for Q2 2012 decreased 17% to $6.3 million compared to $7.6 million for Q2 2011.

The Company generated $5.7 million of cash in the quarter.

Total gross profit margin for Q2 2012 was 73%, compared to 75% for Q2 2011. Online gross profit margin decreased to 74% for Q2 2012, compared to 76% for Q2 2011. Events gross profit margin decreased to 65% for Q2 2012, as compared to 69% for Q2 2011.

Net income was $2.0 million for Q2 2012 compared to a net income of $1.8 million in Q2 2011. Adjusted net income (net income adjusted to eliminate amortization, stock-based compensation expense, restructuring charges, and the related income tax impact of these charges) for Q2 2012 was $3.3 million compared to $4.0 million for Q2 2011. Net income per basic share was $0.05 for both Q2 of 2012 and Q2 of 2011. Adjusted net income per share (adjusted net income divided by adjusted weighted average diluted shares outstanding) for Q2 2012 was $0.08 compared to $0.10 for Q2 2011.

The Company’s balance sheet and financial position remain strong. As of June 30, 2012, the Company’s cash, cash equivalents and investments totaled $66.6 million, and the Company had no outstanding bank debt.

Recent Company Highlights

•

Awarded 2 Gold awards and Top 10 Website of the Year by the American Society of Business Publication Editors (ASBPE); won Gold awards in the Web Microsite/Special Section category for its “CIO Innovators Profiles”, featured on its SearchCIO.com™ site; and, in the Web News Section category for its “SearchSecurity.com™ News” feature; was awarded Top 10 Website of the Year for SearchCIO.com.

•

Launched SearchCloudApplications.com™, dedicated to serving the information needs of information technology (IT) and business professionals deploying Software-as-a-Service (SaaS) business applications in the cloud, and developers and architects tasked with building custom applications leveraging the cloud.

•

Over 350 accounts are utilizing the Activity Intelligence™ dashboard. Over 40 customers have purchased Nurture and Notify™ and they are seeing good results from the additional functionality. Nurture and Notify has doubled the number of prospects that have repeat engagements with a campaign, while tripling the number of engagement points per account. This functionality has enabled our Nurture and Notify customers to triple the number of “hot accounts” that they have been able to identify.

•

International geo-targeted revenue grew 18% sequentially from Q1 2012 and represented 20% of revenues in the quarter. Eventually, the Company believes that geo-targeted revenues can represent 40% of overall revenues.

Financial Guidance

In the third quarter of 2012, the Company expects total revenues to be within the range of $23.9 million to $25.1 million; online revenues within the range of $20.0 million to $21.0 million; events revenues within the range of $3.9 million to $4.1 million, and adjusted EBITDA to be within the range of $4.3 million to $5.0 million.

Conference Call and Webcast

TechTarget will discuss these financial results in a conference call at 5:00 p.m. (Eastern Time) today (August 7, 2012). Supplemental financial information and our Chief Executive Officer’s Letter to Shareholders will be posted to the Investor Information section of our website simultaneously with this press release.

NOTE: Our Chief Executive Officer’s Letter to Shareholders will not be read on the conference call. The conference call will include only brief remarks followed by questions and answers.

The public is invited to listen to a live webcast of TechTarget’s conference call, which can be accessed on the Investor Information section of our website at http://investor.techtarget.com/. The conference call can also be heard via telephone by dialing 1-877-317-6789 (US callers), 1-866-605-3852 (Canadian callers) or 1-412-317-6789 (International callers).

For those investors unable to participate in the live conference call, a replay of the conference call will be available via telephone beginning August 7, 2012 at 7:00 p.m. ET through September 7, 2012 at 9:00 a.m. ET. To listen to the replay, for US, dial 1-877-344-7529 and use the passcode 10016101. International callers should dial 1-412-317-0088 and also use the passcode10016101. The webcast replay will also be available for replay on http://investor.techtarget.com/ during the same period.

Non-GAAP Financial Measures

This release and the accompanying tables include a discussion of adjusted EBITDA, adjusted EBITDA margin, adjusted net income and adjusted net income per share, all of which are non-GAAP financial measures which are provided as a complement to results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The term “adjusted EBITDA” refers to a financial measure that we define as earnings before net interest, other income and expense, income taxes, depreciation and amortization, as further adjusted to exclude stock-based compensation and restructuring charges. The term “adjusted EBITDA margin” refers to a financial measure which we define as adjusted EBITDA as a percentage of total revenues. The term “adjusted net income” refers to a financial measure which we define as net income adjusted for amortization, stock-based compensation and restructuring charges, as further adjusted for the related income tax impact of the adjustments. The term “adjusted net income per share” refers to a financial measure which we define as adjusted net income divided by adjusted weighted average diluted shares outstanding. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. In addition, our definition of adjusted EBITDA, adjusted EBITDA margin, adjusted net income and adjusted net income per share may not be comparable to the definitions as reported by other companies. We believe adjusted EBITDA, adjusted EBITDA margin, adjusted net income and adjusted net income per share are relevant and useful information because it provides us and investors with additional measurements to compare the Company’s operating performance. These measures are part of our internal management reporting and planning process and are primary measures used by our management to evaluate the operating performance of our business, as well as potential acquisitions. The components of adjusted EBITDA include the key revenue and expense items for which our operating managers are responsible and upon which we evaluate their performance. In the case of senior management, adjusted EBITDA is used as one of the principal financial metrics in their annual incentive compensation program. Adjusted EBITDA is also used for planning purposes and in presentations to our board of directors. Adjusted net income is useful to us and investors because it presents an additional measurement of our financial performance, taking into account depreciation, which we believe is an ongoing cost of doing business, but excluding the impact of certain non-cash expenses and items not directly tied to the core operations of our business. Furthermore, we intend to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. A reconciliation of these non-GAAP measures to GAAP is provided in the accompanying tables.

Stock Repurchase

Statements in this press release regarding the Company’s intention to repurchase shares of its common stock from time to time under the stock repurchase program, the intended use of any repurchased shares and the source of funding are forward-looking statements. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements. These include, among others, the market price of the Company’s stock prevailing from time to time, the nature of other investment opportunities presented to the Company from time to time, the Company’s cash flows from operations, general economic conditions, and other factors identified in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC.

Forward Looking Statements

Certain matters included in this press release may be considered to be “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of our management team. All statements contained in this press release, other than statements of historical fact, are forward-looking statements, including those regarding: guidance on our future financial results and other projections or measures of our future performance; our expectations concerning market opportunities and our ability to capitalize on them; and the amount and timing of the benefits expected from acquisitions, from new products or services and from other potential sources of additional revenue. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. These statements speak only as of the date of this press release and are based on our current plans and expectations, and they involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, those relating to: market acceptance of our products and services; relationships with customers, strategic partners and our employees; difficulties in integrating acquired businesses; and changes in economic or regulatory conditions or other trends affecting the Internet, Internet advertising and information technology industries. These and other important risk factors are discussed or referenced in our Annual Report on Form 10-K filed with the Securities and Exchange Commission, under the heading “Risk Factors” and elsewhere, and any subsequent periodic or current reports filed by us with the SEC. Except as required by applicable law or regulation, we do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

About TechTarget

TechTarget (NASDAQ: TTGT) is the online intersection of serious technology buyers, targeted technical content and technology providers worldwide. Our extensive network of online and social media, powered by TechTarget’s Activity Intelligence platform, redefines how technology marketers view and engage technology buyers based on their active projects, specific technical priorities and business needs. With more than 100 technology-specific websites and a wide selection of custom advertising, branding, and lead generation solutions, TechTarget delivers unparalleled reach and innovative opportunities to drive technology marketing success around the world.

TechTarget has offices in Atlanta, Beijing, Boston, Cincinnati, London, Mumbai, San Francisco, Singapore and Sydney.

(C) 2012 TechTarget, Inc. All rights reserved. TechTarget and the TechTarget logo are registered trademarks, and Activity Intelligence, Nurture and Notify, SearchCIO.com, SearchSecurity.com, and SearchCloudApplications.com are trademarks, of TechTarget. All other trademarks are the property of their respective owners.

Contacts:
Investor Inquiries	Media Inquiries
Janice Kelliher	Marilou Barsam
Chief Financial Officer	Senior Vice President, Corporate Marketing
TechTarget	TechTarget
617-431-9449	617-431-9368
jkelliher@techtarget.com	mbarsam@techtarget.com

TECHTARGET, INC.

Consolidated Statements of Operations

(in $000’s, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(Unaudited)
Revenues:
Online	$23,038	$24,151	$45,109	$44,531
Events	3,331	3,951	4,974	6,137

Total revenues	26,369	28,102	50,083	50,668

Cost of revenues:
Online(1)	5,949	5,720	11,990	11,326
Events(1)	1,154	1,242	1,917	2,119

Total cost of revenues	7,103	6,962	13,907	13,445

Gross profit	19,266	21,140	36,176	37,223

Operating expenses:
Selling and marketing(1)	9,227	10,184	18,390	18,815
Product development(1)	1,881	1,870	3,736	3,816
General and administrative(1)	2,979	3,458	6,627	7,257
Restructuring charge	—	384	—	384
Depreciation	811	668	1,578	1,309
Amortization of intangible assets	874	989	1,812	2,075

Total operating expenses	15,772	17,553	32,143	33,656

Operating income	3,494	3,587	4,033	3,567
Interest income, net	23	6	47	12

Income before provision for income taxes	3,517	3,593	4,080	3,579

Provision for income taxes	1,552	1,775	1,750	1,836

Net income	$1,965	$1,818	$2,330	$1,743

Net income per common share:
Basic	$0.05	$0.05	$0.06	$0.05

Net income per common share:
Diluted	$0.05	$0.04	$0.06	$0.04

Weighted average common shares outstanding:
Basic	40,185	38,332	40,024	38,136

Weighted average common shares outstanding:
Diluted	40,952	40,691	40,903	40,863

(1) Amounts include stock-based compensation expense as follows:
Cost of online revenues	$47	$62	$100	$132
Cost of events revenues	4	20	8	42
Selling and marketing	658	1,082	1,389	2,240
Product development	63	100	128	206
General and administrative	357	682	798	1,326

TECHTARGET, INC.

Reconciliation of Net Income to Adjusted EBITDA

(in $000’s)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2012	2011	2012	2011
	(Unaudited)
Net income	$1,965	$1,818	$2,330	$1,743

Interest income, net	(23)	(6)	(47)	(12)
Provision for income taxes	1,552	1,775	1,750	1,836
Restructuring charge	—	384	—	384
Depreciation	811	668	1,578	1,309
Amortization of intangible assets	874	989	1,812	2,075

EBITDA	5,179	5,628	7,423	7,335

Stock-based compensation expense	1,129	1,946	2,423	3,946

Adjusted EBITDA	$6,308	$7,574	$9,846	$11,281

TECHTARGET, INC.

Reconciliation of Net Income to Adjusted Net Income and Net Income per Diluted Share to

Adjusted Net Income per Share

(in $000’s, except per share amounts)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2012	2011	2012	2011
	(Unaudited)
Net income	$1,965	$1,818	$2,330	$1,743

Amortization of intangible assets	874	989	1,812	2,075
Restructuring charge	—	384	—	384
Stock-based compensation expense	1,129	1,946	2,423	3,946
Impact of income taxes	(682)	(1,143)	(1,627)	(2,453)

Adjusted net income	$3,286	$3,994	$4,938	$5,695

Net income per diluted share	$0.05	$0.04	$0.06	$0.04

Weighted average diluted shares outstanding	40,952	40,691	40,903	40,863

Adjusted net income per share	$0.08	$0.10	$0.12	$0.14
Adjusted weighted average diluted shares outstanding	40,952	40,691	40,903	40,863

Options, warrants and restricted stock, treasury method included in adjusted weighted average diluted shares above	—	—	—	—

Weighted average diluted shares outstanding	40,952	40,691	40,903	40,863

TECHTARGET, INC.

Financial Guidance for the Three Months Ended September 30, 2012

(in $000’s)

	For the Three Months Ended September 30, 2012
	Range
Revenues	$23,900	$25,100

Adjusted EBITDA	$4,274	$4,974

Depreciation, amortization and stock-based compensation	3,082	3,082
Interest and other income, net	24	25
Provision for income taxes	538	849

Net income	$678	$1,068